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                                                                   EXHIBIT 10(a)

                  MAGELLAN CORPORATE SHORT-TERM INCENTIVE PLAN
                           (Effective October 1, 1998)

PURPOSE

The purpose of Magellan Corporate Short-Term Incentive Plan (the "Plan") is to reward employees for attaining key measures of success during the fiscal year and for contributing to the overall performance of Magellan Health Services, Inc. ("Magellan" or the "Company").

APPROVAL

The Plan is subject to approval by the Board of Directors of Magellan Health Services, Inc. for the fiscal year beginning October 1, 1998.

DESCRIPTION OF THE PLAN

The Plan will be driven by the financial measures that are intended to align the interests of the Company's stockholders, lenders, bondholders and employees. The Plan is driven by the budgeted financial measures (the "Targets") approved by the Company's Board of Directors or by the Compensation Committee of such Board of Directors. Any short-term incentive available, in whole or in part, will be based upon the following additive factors.

     33 1/3% - Consolidated cash flows from operations excluding taxes, interest paid (net of interest income), Charter franchise revenues and Medicare cost report settlements, including distributions from unconsolidated subsidiaries and changes in assets restricted for claims (offshore) and insurance settlements, less capital expenditures ("Consolidated Cash Flows").

     66 2/3% - Consolidated diluted EPS, excluding Charter franchise revenues, cost report settlements, managed care integration costs and unusual items.

A significant, unexpected change in the operations and cash flows of the Company (e.g. acquisitions and/or divestitures) may result in an adjustment to the Targets. The Compensation Committee of the Board of Directors and CEO will determine which events, if any, should result in adjustments to the Targets.

DEFINITIONS

- UNUSUAL ITEMS - charges to earnings or non-recurring gains or losses that the Company has historically presented as non-operating charges in its consolidated statement of operations. Examples include gains or losses on asset sales, insurance or legal settlements, office closure costs and related severance and asset impairments.

- MANAGED CARE INTEGRATION COSTS - charges to earnings related to Magellan Behavioral Health and Magellan Specialty Health mergers and acquisitions as historically presented in the Company's consolidated statement of operations.


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     Examples of costs include severance, lease termination costs and outside consulting costs.

- CAPITAL EXPENDITURES - payments to acquire property, plant and equipment or the costs of developing internal-use software.

PLAN FUNDING

The Plan will be funded based on the level of actual results achieved compared to key financial targets. Magellan Health Services, Inc. must achieve 85% of the target established for consolidated diluted EPS or 90% of the target established for Consolidated Cash Flows before any Plan funding occurs.

ALLOCATION OF SHORT-TERM INCENTIVE POOL

Each operating unit and the corporate office will recommend allocation of their respective portion of the pool to their employees for approval by the CEO with the exception of Section 16 officers (Harbin, McKnight, Wider, Marques, Hudkins) that must be separately approved by the Compensation Committee of the Board, regardless of their participation in this Corporate plan or their operating unit plan.

The following tables detail the amount of the Pool payable based on budgeted Consolidated Cash Flows and Consolidated Diluted EPS as described above:

                             CONSOLIDATED CASH FLOWS


LEVEL OF ACHIEVEMENT (% OF TARGET)         INCENTIVE POOL FUNDING (WEIGHTED 33 1/3%)
----------------------------------        ------------------------------------------
----------------------------------  ----  ------------------------------------------
                     less than 90%    =                                    0% FUNDED
----------------------------------  ----  ------------------------------------------
                       90% TO 94%%    =       FUND AT -6% FOR EVERY 1% IN THIS RANGE
----------------------------------  ----  ------------------------------------------
           greater than 94% TO 97%    =       FUND AT -4% FOR EVERY 1% IN THIS RANGE
----------------------------------  ----  ------------------------------------------
greater than 97% TO less than 100%    =       FUND AT -2% FOR EVERY 1% IN THIS RANGE
----------------------------------  ----  ------------------------------------------
                              100%    =                                  100% FUNDED
----------------------------------  ----  ------------------------------------------
         greater than 100% TO 125%    =     100% PLUS 1% FOR EVERY 1% IN THIS RANGE,
                                           PROVIDED EPS ACHIEVEMENT IS 95% OR BETTER
----------------------------------  ----  ------------------------------------------


                            CONSOLIDATED DILUTED EPS


LEVEL OF ACHIEVEMENT (% OF TARGET)         INCENTIVE POOL FUNDING (WEIGHTED 66 2/3 %)
----------------------------------         ------------------------------------------
----------------------------------  -----  ------------------------------------------
                     less than 85%    =                                     0% FUNDED
----------------------------------  -----  ------------------------------------------
                        85% TO 95%    =        FUND AT -2% FOR EVERY 1% IN THIS RANGE
----------------------------------  -----  ------------------------------------------
greater than 95% TO less than 100%    =        FUND AT -1% FOR EVERY 1% IN THIS RANGE
----------------------------------  -----  ------------------------------------------
                              100%    =                                   100% FUNDED
----------------------------------  -----  ------------------------------------------
         greater than 100% TO 125%    =       100% PLUS 2% FOR EVERY 1% IN THIS RANGE
----------------------------------  -----  ------------------------------------------



ELIGIBLE PARTICIPANTS

Eligibility for participation in the Plan shall be determined by management from among those key employees who are in a position to materially contribute to the success of the Company. Employees must be hired prior to April 1, 1999 to be eligible to participate in


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the Plan. Employees hired between October 1 and April 1, 1999 will receive a pro-rata portion of their award for partial year participation (number of semi-monthly pay periods of employment divided by twenty-four). Any person who becomes eligible through promotion for participation in the Plan after the start of the fiscal year shall also be eligible to receive a prorated portion of the annual bonus.

CONDITION OF PAYMENT

No incentive compensation will be paid to any employee if employment is terminated, whether voluntary or involuntary, prior to the actual payment date. However, the CEO retains authority to make exceptions to the foregoing policy in unusual cases including, but not limited to, the death of an employee during the fiscal year or termination of employment due to total or partial disability or retirement with the consent of the Company.

Short-term incentive awards are payable to employees no later than two (2) business days after the Company files its Annual Report of Form 10-K with the Securities and Exchange Commission for the fiscal year ended September 30th and in no case later than December 31st unless an executed deferral election is made prior to the end of the plan year, in which case payment will be deferred to January 15th.

METHOD OF CALCULATION

Each eligible participant must meet the goals established by management. In order to receive a bonus, each participant must be recommended for all, part, none, or an amount greater than the bonus (up to 150% of target) by his or her direct supervisor, with the approval of the CEO and subject to pool availability. The various bonus target percentages are described in the chart below:

                             TARGET BONUS PERCENTAGE


                -----------------------   ------------------
                                             TARGET BONUS
                LEVEL IN ORGANIZATION      % OF BASE SALARY
                -----------------------   ------------------
                -----------------------   ------------------
                President & CEO                   50%
                -----------------------   ------------------
                CFO and CCO (EVP's)            20 to 35%
                -----------------------   ------------------
                SVP's                          20 to 35%
                -----------------------   ------------------
                VP's                           20 to 35%
                -----------------------   ------------------
                Director                       15 to 20%
                -----------------------   ------------------
                Manager                        8 to 10%
                -----------------------   ------------------
                Other Corporate                 3 to 5%
                -----------------------   ------------------


Actual payments under the Plan are at the sole discretion of the CEO of Magellan depending on the financial condition and future prospects of the Company at the time payment is due.

INTERPRETATION, ADMINISTRATION AND DURATION

Any areas of question, interpretation, dispute, etc. concerning any area of this plan shall be governed by a Committee of Company officers. The Committee is defined as the


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CEO, the Executive Vice President/CFO, and the SVP of Human
Resources. This plan shall be effective for the 1999 fiscal year beginning October 1, 1998. The Committee and the Board of Directors each retain the authority to modify, repeal or discontinue the plan on a prospective or retrospective basis, for any reason.



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